UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
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FORM 8-K
_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 2, 2015 (February 4, 2015)

FORESIGHT ENERGY LP

(Exact Name of Registrant as Specified in Charter)
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Delaware	001-36503	80-0778894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 North Broadway Suite 2600 Saint Louis, MO		63102
(Address of Principal Executive Offices)		(Zip Code)

(314) 932-6160

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.04	Mine Safety — Reporting of Shutdowns and Patterns of Violations.

On Monday, February 2, 2015, M-Class Mining, LLC (“M-Class”), the operator of Foresight Energy LP’s  M-Class Mine located in Macedonia, Illinois (the “Mine”), was issued an imminent danger order under Section 107(a) of the Federal Mine Safety and Health Act of 1977 (the “Order”) by the Federal Mine Safety and  Health Administration.  The Order alleged that a foreman was observed engaging in an unsafe practice. No injuries occurred as a result of the conditions alleged in the Order and the practice immediately ceased.  The Order has been terminated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2015

FORESIGHT ENERGY LP

By Foresight Energy GP LLC, its general partner

/s/ Michael J. Beyer
By:	Michael J. Beyer
President & Chief Executive Officer